UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 29, 2023

(Date of earliest event reported)

U.S. Lighting Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1148 E 222nd Steet, Euclid, Ohio 44117
(Address of principal executive offices) (Zip Code)

216-896-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Although US Lighting Group, Inc. (“USLG” or “we”) is generating revenues and achieved a profit for the first quarter of 2023, we continue to experience capital shortages while expanding Cortes Campers production. To help address these capital needs, Anthony R. Corpora, our chief executive officer, and Michael A. Coates, corporate controller, generously volunteered to take out personal loans and make those funds available to USLG.

On August 17, 2023, Mr. Corpora obtained a personal loan in the original principal amount of $89,000 from SoFi Bank, N.A. and provided these funds to USLG to support USLG’s operations. On August 17, 2023, Mr. Corpora executed a loan agreement with SoFi Bank evidencing the loan in the original principal amount of $89,000, bearing annual interest of 18.36%, and with 48 monthly payments of $2,631.53 commencing on September 17, 2023 with the final payment on August 17, 2027 (the “Corpora SoFi loan”).

On August 29, 2023, Mr. Coates obtained a personal loan in the original principal amount of $75,000 less a loan origination fee of $4,500 from SoFi Bank, N.A. and provided these funds to USLG to support USLG’s operations. On August 29, 2023, Mr. Coates executed a loan agreement with SoFi Bank evidencing the loan in the original principal amount of $75,000, bearing annual interest of 13.35%, and with 60 monthly payments of $1,724.11 commencing on October 5, 2023 with the final payment on September 5, 2028 (the “Coates SoFi loan”).

On September 1, 2023, Mr. Coates obtained a personal loan in the original principal amount of $77,250 from Pinnacle Bank, N.A. and provided these funds to USLG to support USLG’s operations. On September 1, 2023, Mr. Coates executed an unsecured promissory note payable to Pinnacle Bank evidencing the loan in the original principal amount of $77,250, bearing annual interest of 19.49%, and with 84 monthly payments of $1,691.79 commencing on October 1, 2023 with the final payment on September 1, 2030 (the “Coates Pinnacle loan”).

On September 29, 2023, we entered into unsecured “pass-through” promissory notes with Messer. Corpora and Coates that provide for repayment to them on the same terms as the Corpora SoFi loan and the Coates SoFi and Pinacle loans, without markup or profit (the “officer notes”).

The officer notes are filed as exhibits to this Current Report on Form 8-K. The description above is qualified in its entirety by reference to the full text of the notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included under Item 1.01 above regarding the officer notes with Messer. Corpora and Coates is incorporated by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Unsecured Promissory Note issued by US Lighting Group, Inc. to Anthony R. Corpora on September 29, 2023 in the original principal amount of $89,000

Exhibit 10.2	Unsecured Promissory Note issued by US Lighting Group, Inc. to Michael A. Coates on September 29, 2023 in the original principal amount of $75,000

Exhibit 10.3	Unsecured Promissory Note issued by US Lighting Group, Inc. to Michael A. Coates on September 29, 2023 in the original principal amount of $77,250

Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Lighting Group, Inc.

Dated September 29, 2023	/s/ Anthony R. Corpora
By Anthony R. Corpora
Chief Executive Officer

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